Investor Presentation Second Quarter 2015 Exhibit 99.1

Forward Looking Statements
The
information
contained
in
this
presentation
contains
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
These
forward-looking
statements
are
based
on
management’s
current
expectations
and
are
subject
to
risks
and
uncertainties
that
may
cause
the
Corporation's
actual
results
to
differ
materially
from
any
future
results
expressed
or
implied
by
such
forward-looking
statements.
Please
refer
to
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014,
the
Quarterly
Report
on
Form
10-Q
for
the
quarter
ended
March
31,
2015
and
our
other
filings
with
the
SEC
for
a
discussion
of
those
factors
that
could
impact
our
future
results.
Other
than
to
the
extent
required
by
applicable
law,
the
Corporation
undertakes
no
obligation
to
publicly
update
or
revise
any
forward-
looking
statement
to
reflect
events
or
circumstances
after
the
date
of
such
statements.
1

1
See appendix for reconciliation to GAAP.
² Excludes net write-downs related to  held-for-sale reclassifications and classified asset sales.
Q2 2015 Highlights
•
NPLs decreased by $89 million QoQ; ratio at 2.6%
•
NPL inflows, excluding consumer loans, down by $31 million QoQ
•
NCOs
ratio
of
0.89%²
compared
to
0.72%²
last
quarter
Credit
(excluding
covered loans)
•
Reported adjusted net income of $90 million¹
•
Strong margins: Popular, Inc. 4.54%, BPPR 4.92%
Earnings
•
Robust capital; Common Equity Tier 1 Capital ratio of 15.6%
•
Strong DFAST results
•
DTA Reversal -
increase in tangible book value by $5.27 (no material impact to regulatory capital)
Capital
Quarter
Events
•
Completed acquisition of Doral’s $5B GSE mortgage servicing rights (“MSRs”)
•
Purchased Doral insurance agency portfolio
•
Puerto Rico economic and fiscal update
2

PR Public Sector Exposure
Our current direct exposure to the PR government, instrumentalities, and municipalities is $729 million, down by $266 million from Q1 2015. The outstanding balance is approximately $673 million decreasing by $140 million from Q1 2015.
•
Loans
to
the
Government
of
Puerto
Rico
and
Public
Corporations
are
obligations
that
have
a
pledge
of
a
specific
source
of
income
or
revenues
identified
for
their
repayment.
•
Central
Government
securities
exposure
consists
of
GDB
notes
guaranteed
by
the
Commonwealth
and
private
insurance,
COFINA
and
Public
Buildings
Authority
guaranteed
by
the
Commonwealth.
•
Reduction
in
PREPA
driven
by
decision
to
sell
and
the
related
transfer
to
held
for
sale
resulting
in
a
$30
million
write-down
of
which
$29
million
was
previously
reserved.
•
During
the
quarter,
we
recorded
an
other
than
temporary
impairment
(“OTTI”)
of
$14
million
on
our
PR
bond
portfolio.
Central Government & Public Corporations
Municipalities
Loans
to
various
municipalities
are
backed
by
unlimited
taxing
power
or
real
and
personal
property
taxes
collected
within
such
municipalities.
3
Indirect
exposure
includes
loans
or
instruments
that
are
payable
by
non-governmental
entities
and
have
a
government
guarantee
to
cover
any
shortfall
in
collateral
in
the
event
of
borrower
default.
Majority
are
single-family
mortgage
related.
Indirect Exposure
1
Numbers may not add to total due to rounding.
Outstanding government exposure¹
($ in millions)
Loans
Securities
Total
Central Government
$0
$49
$49
Public Corporations
PRASA
90
0
90
PREPA
45
0
45
Total Central Govt & Public Corp.
135
50
185
as % of Tier 1 Risk-Based Capital
4.6%
Municipalities
430
59
488
Direct Government Exposure
$565
$108
$673
Indirect Exposure
$330
$50
$380

Financial Summary (non-GAAP)¹
¹ Unaudited. See Appendix for reconciliation to GAAP.
4
($ in thousands)
Q2 2015
Variance
Net interest income
362,553
$
343,195
$
19,358
$
FDIC loss share income
12,396
4,139
8,257
Other non-interest income
135,168
109,975
25,193
Gross revenues
510,117
457,309
52,808
Provision
for
loan
losses
–
non-covered
loans
60,468
29,711
30,757
Provision
for
loan
losses
–
covered
loans
15,766
10,324
5,442
Total provision for loan losses
76,234
40,035
36,199
Net revenues
433,883
417,274
16,609
Personnel costs
117,112
114,026
3,086
Professional fees
73,564
68,531
5,033
OREO expenses
22,859
23,069
(210)
Other operating expenses
108,744
85,891
22,853
Total operating expenses
322,279
291,517
30,762
Income from continuing operations before income tax
111,604
125,757
(14,153)
Income tax  expense
21,513
35,464
(13,951)
Net
income from continuing operations
90,091
$
90,293
$
(202)
$
Q1 2015

$798
$713
$636
$542
$410
$308
$85
$79
$88
$141
$-
$100
$200
$300
$400
$500
$600
$700
$800
$900
FDIC LSA
Q1 14
FDIC LSA
Q2 14
FDIC LSA
Q3 14
FDIC LSA
Q4 14
FDIC LSA
Q1 15
FDIC LSA
Q2 15
Q1 15 Claims Paid
by FDIC
(July 2015)
Q2 15 Estimated
Claims -
Not in
Dispute
Claims in Dispute
Composition of FDIC Loss Share Asset
($
in millions)
FDIC Loss Share Asset
5
$393
Single family FDIC LSA
Commercial FDIC LSA
Commercial FDIC LSA Components

Capital Ratios (%)
•
2015 DFAST results show strong capital ratios in a severely adverse economic scenario
•
Popular’s
capital metrics continued to be robust with Common Equity Tier 1 of 15.6%
6
Note: Capital ratios for the current quarter are preliminary
15.7
16.1
18.7
11.8
15.6
15.6
18.1
11.6
Common Equity Tier 1
Capital
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Tier 1 Leverage
Q1 2015
Q2 2015
Popular, Inc. Capital Ratios (%)

De-risked Loan Portfolios
•
The
Corporation has de-risked its loan portfolios by
reducing its exposure to asset classes with historically
high loss content
•
The BPPR commercial portfolio, excluding loans
reclassified to non-covered during Q2 2015, includes:
Commercial portfolio, including construction,
has decreased from 55% of total loans held-in-
portfolio to 38%
Construction portfolio is down by 94% since Q4
2007
SME
1
lending
is
down
by
55%
from
Q4
2007
•
Collateralized exposure now represents a larger
portion of consumer loan portfolio
•
Unsecured loan credit quality has improved as overall
FICO scores have increased
Note: Numbers may not add to total due to rounding.
7
$ in millions
Q4 2007
Q2 2015
Q4 2007
Q2 2015
Q4 2007
Q2 2015
Variance
Commercial
$7,774
$7,569
$4,515
$2,436
$12,288
$10,005
($2,284)
Consumer
3,552

3,395

1,698

448

5,249

3,843

(1,406)

Mortgage
2,933

6,244

3,139

981

6,071

7,226

1,154

Construction
1,231

113

237

583

1,468

696

(772)

Leases
814

593

-

-

814

593

(221)

Legacy
-

-

2,130

73

2,130

73

(2,057)

Total
$16,304
$17,915
$11,718
$4,520
$28,021
$22,435
($5,586)
PR
US
Total
Loan Composition (Held-in Portfolio)
NCOs
($mm)
(%)
($mm)
(%)
($mm)
(%)
Distribution
3
CRE SME
1
$2,938
33%
$1,528
24%
($1,410)
-48%
24%
C&I SME
1
2,287
25%
810
13%
(1,477)
-65%
29%
C&I Corp
1,592
18%
1,797
29%
205
13%
5%
Construction
1,231
14%
77
1%
(1,154)
-94%
36%
CRE Corp
892
10%
1,960
31%
1,068
120%
4%
Multifamily
64
1%
84
1%
20
32%
1%
Total
$9,004
$6,256
($2,748)
-31%
100%
BPPR Commercial & Construction Distribution
2
Q4 2007
Q2 2015
Variance
2
3
NCOs distribution represents the percentage allocation of net charge-offs from Q1 2008 through Q2 2015 per each loan category.
Excludes commercial and construction loans transferred to non-covered category amounting to $1.4 billion and $36 million, respectively.
Small and Medium Enterprise
1
De-risked Loan Portfolios (excluding covered loans) ($ in millions)

Non-Performing Assets
Non-Performing
Loans
(excluding
covered
loans)
($
in
millions)
•
NPLs,
excluding
covered
loans,
decreased
by
$89
million
QoQ;
NPLs
to
loans
at
2.6%
of
loans
compared
to
3.2%
in
Q1
2015
•
Includes
$8
million
transferred
from
covered
to
non-covered
NPLs
upon
expiration
of
loss
share
coverage
under
the
LSA
agreement
Non-Performing
Assets
(including
covered
assets)
($
in
millions)
•
NPAs,
including
covered
loans,
decreased
by
$129
million
OREOs
down
by
$66
million,
primarily
from
the
sale
of
covered
commercial
properties
Differences due to rounding.
BPPR
NPLs
at
$542
million,
or
3.0%
of
loans,
decreased
by
$96
million
-
Commercial
NPLs
down
$85
million
in
connection
with
the
abovementioned
$75
million
public
sector
borrower
-
Construction
NPLs
down
$8
million,
mostly
related
to
loan
resolutions
-
Mortgage
NPLs,
down
$1
million
US
operations
NPLs
at
$34
million,
or
0.8%
of
loans,
up
by
$7
million
8
770
858
1,008
771
781
923
1,028
1,203
1,404
1,978
2,116
2,276
2,313
2,330
2,344
1,572
1,614
1,625
1,732
1,738
1,682
1,563
1,550
1,425
1,051
614
618
598
635
640
622
630
665
576
2.4%
2.7%
3.1%
2.8%
2.9%
3.5%
3.9%
4.7%
5.6%
8.0%
8.7%
9.6%
10.0%
10.4%
10.6%
7.6%
7.9%
7.9%
8.4%
8.4%
8.2%
7.6%
7.5%
6.8%
4.9%
2.9%
2.9%
2.8%
2.9%
3.3%
3.2%
3.3%
3.2%
2.6%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Mortgage
Commercial & Construction
Other
NPL/Loans (HIP)
NPLs, including NPL HFS, down by $62 million, primarily related to a $75 million public sector credit, written down by approximately $30 million and transferred to HFS
$859
971
1,142
852
866
1,026
1,101
1,293
1,500
2,084
2,245
2,402
2,448
2,539
2,623
2,489
2,314
2,277
2,254
2,365
2,311
2,178
2,120
2,002
1,420
993
944
932
956
956
943
933
935
806
1.8%
2.1%
2.4%
1.9%
2.1%
2.5%
2.7%
3.3%
4.0%
5.7%
6.3%
6.9%
7.2%
6.0%
6.4%
6.4%
6.0%
5.8%
5.9%
6.3%
6.2%
5.9%
5.8%
5.5%
3.8%
2.7%
2.6%
2.6%
2.6%
2.6%
2.8%
2.8%
2.6%
2.2%
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
NPLs
OREO
NPL HFS
NPAs/Total Assets

NPL Inflows
Total NPL Inflows
($ in millions)
Highlights
•
Total
NPL
inflows
decreased
by
$31
million
QoQ,
mainly
driven
by
lower
PR
mortgage
inflows
PR
mortgage
NPL
inflows
down
by
$22
million
-
Q1
2015
inflows
included
the
addition
of
$17
million
of
loans
previously
serviced
by
Doral
-
Excluding
the
impact
of
Doral
from
the
prior
quarter,
mortgage
inflows
decreased
by
$5
million
PR
commercial
inflows,
including
construction,
down
$11
million
US
NPL
inflows
increased
by
$2
million,
mostly
mortgage
additions
Excludes
consumer
loans
Metrics exclude covered loans. Differences due to rounding.
9
Mortgage NPL Inflows
($ in millions)
Commercial, Construction, and Legacy NPL Inflows
($ in millions)
45
42
26
22
22
22
10
19
11
7
2
9
5
65
100
43
48
59
42
32
94
31
23
113
28
17
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
US Inflows
PR Inflows
51
52
34
26
29
27
16
23
16
9
10
15
17
231
257
210
158
158
136
126
183
136
119
205
135
103
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
US Inflows
PR Inflows
6
10
8
5
7
5
6
4
5
3
8
6
12
166
157
167
110
99
94
94
89
105
95
92
90
86
17
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
US Inflows
PR Inflows
Doral Inflows

NCO ($ in millions)
and NCO-to-Loan Ratio
Provision ($ in millions)
and Provision-to-NCO Ratio
Additional Credit Metrics
Highlights
•
NCOs
up
$11
million
QoQ
(excluding
write-downs)
mainly
driven
by:
Higher
commercial
NCOs
by
$12
million
as
the
Q1
2015
reflected
a
lower
than
normal
loss
trend,
offset
by
$5
million
recovery
related
to
the
sale
of
previously
charged-off
credit
cards
and
auto
loans
•
NCO
ratio
of
0.89%
vs.
0.72%
in
Q1
2015
•
Write-downs
of
$31
million
related
to
loans
transferred
to
HFS,
of
which
$29
million
was
previously
reserved
•
Provision
of
$60
million,
increased
by
$31
million
Provision
to
NCO
of
128%
compared
to
83%
in
Q1
2015
•
ALLL
at
$513
million,
decreasing
by
$3
million
QoQ;
ALLL
to
loans
at
2.29%
vs.
2.46%
in
Q1
2015
Includes
$13
million
allowance
transferred
from
covered
loans
•
ALLL
to
NPL
coverage
ratio
at
89%
in
Q2
2015
vs.
78%
in
Q1
2015
Metrics exclude covered loans. Differences due to rounding.
10
ALLL ($ in millions), ALLL-to-NCO and ALLL-to-NPL Ratios
649
636
622
584
529
526
538
543
526
522
520
516
513
165%
276%
41%
89%
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
ALLL
ALLL/NCO
ALLL/NPL
98
96
101
81
79
58
35
43
46
40
50
36
46
163
200
32
3
31
1.93%
0.89%
1.47%
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
NCO
Loan Sales Write-downs
NCO%
Loan Sales NCO%
82
84
86
58
55
55
48
47
50
56
50
30
59
149
169
12
2
1
83%
128%
79%
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
PLLL
Loan Sales PLLL
PLLL/NCO
Loan Sales PLLL/NCO

Driving Shareholder Value
Capital
•
Robust capital with Common Equity Tier 1 Capital of 15.6%
•
Working toward more active capital management
Earnings
•
Unique franchise in PR provides strong, stable revenue-generating capacity
•
Continued stability in Popular’s credit metrics
Additional Value
•
EVTC ownership and Banco BHD León stake
11
Recent
Accomplishments
•
US restructuring  completed; continued strong loan growth
•
Doral transactions completed

Investor Presentation Second Quarter 2015 APPENDIX

Banco Popular
de Puerto Rico
Popular Auto,
LLC
Popular
Securities LLC
Popular’s
Insurance
Subsidaries
Popular North
America, Inc.
Banco Popular
North
America
Holding
Companies
(Including Equity
Investments)
Who We Are –
Popular, Inc.
Franchise
Information as of  June 30, 2015
¹ Doing business as Popular Community Bank
Summary Corporate Structure
Assets = $37 billion
Assets = $30 billion
Assets = $7 billion
Puerto Rico Operations
United States Operations
Selected equity investments
EVERTEC and  Banco BHD León under Corporate segment and joint ventures under BPPR segment
•
Transaction processing,
business processes
outsourcing
•
15.04% stake
•
Adjusted
EBITDA
of
$183.3
million
for
the
year
ended
March 31, 2015
•
Dominican Republic
bank
•
15.84% stake
•
2014 approximate
net income of $123
million
PRLP 2011 Holdings, LLC
•
Construction and
commercial loans
vehicle
•
24.9% stake
PR Asset Portfolio 2013-1
International, LLC
•
Construction,
commercial loans and
OREOs vehicle
•
24.9% stake
Corporate Structure –
Popular, Inc.
Industry
Financial services
Headquarters
San Juan, Puerto Rico
Assets
$37 billion (among top 50
BHCs in the U.S.)
Loans
$23 billion
Deposits
$28 billion
Banking branches
233 in Puerto Rico, New
York, New Jersey, Florida
and U.S. and British Virgin
Islands
NASDAQ ticker symbol
BPOP
Market Cap
$3.0 billion
13
1

Category
Market
position
Market
share
Total Deposits (Net of brokered) *
1
43%
Total Loans *
1
41%
Commercial & Construction Loans *
1
44%
Credit Cards ¹
1
53%
Mortgage Loan Production ¹
1
29%
Personal Loans *
1
30%
Auto Loans/Leases
2
18%
Assets Under Management
3
15%
Q1 2015
Market Leadership in Puerto Rico
Source: Puerto Rico Office of the Commissioner of Financial Institutions, COSSEC,  and 10K Reports.*Information included pertains to PR Commercial Banks and Credit Unions.
¹ Mortgage loan production and credit card data for certain competitors is not publicly available; figures presented for competitors were estimated.
Popular’s Puerto Rico Market Share by Category
Popular’s Puerto Rico Market Share Trend
14
38%
37%
35%
42%
40%
39%
39%
41%
43%
24%
23%
22%
33%
34%
35%
36%
38%
41%
2007
2008
2009
2010
2011
2012
2013
2014
Q1 2015
Total Deposits (net of brokered)
Total Loans

GAAP Reconciliation Q2
2015
* Unaudited.
¹ Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
15
($ in thousands)
Actual
Results                   BPNA
(US GAAP)
Reorganization
Doral
Acquisition
OTTI
Reversal DTA -
BPNA
Loss on Bulk
Sale of
Covered
OREOs
Adjustment to
FDIC
Indemnification
Asset
Adjusted
Results
(Non-
GAAP)
Net interest income
$      362,553
$                      -
$                 -
$                 -
$                  -
$                  -
$                       -
$  362,553
Provision
for
loan
losses
–
non-covered
loans
60,468
-
-
-
-
-
-
60,468
Provision
for
loan
losses
–
covered
loans
¹
15,766
-
-
-
-
-
-
15,766
Net interest income after provision for loan losses
286,319
-
-
-
-
-
-
286,319
Net (loss) and valuation adjustments on investment securities
(14,440)
-
-
(14,445)
-
-
-
5
FDIC loss share income
19,075
-
-
-
-
17,566
(10,887)
12,396
Other non-interest income
136,124
-
961
-
-
-
-
135,163
Total non-interest income
$      140,759
$                      -
$             961
$      (14,445)
$                  -
$         17,566
$            (10,887)
$  147,564
Personnel costs
120,977
-
3,865
-
-
-
-
117,112
Net occupancy expenses
23,286
-
2,309
-
-
-
-
20,977
Equipment expenses
15,925
-
725
-
-
-
-
15,200
Professional fees
78,449
-
4,885
-
-
-
-
73,564
Communications
6,153
-
70
-
-
-
-
6,083
Business promotion
13,776
-
401
-
-
-
-
13,375
Other real estate owned (OREO) expenses
44,816
-
-
-
-
21,957
-
22,859
Restructuring costs
6,174
6,174
-
-
-
-
-
-
Other operating expenses
53,618
-
509
-
-
-
-
53,109
Total operating expenses
$      363,174
$                 6,174
$        12,764
$                 -
$                  -
$         21,957
$                       -
$  322,279
Income from continuing operations before income tax
63,904
(6,174)
(11,803)
(14,445)
-
(4,391)
(10,887)
111,604
Income tax (benefit) expense
(533,533)
-
(3,744)
(2,486)
(544,927)
(1,712)
(2,177)
21,513
Income from continuing operations
$      597,437
$               (6,174)
$        (8,059)
$      (11,959)
$       544,927
$          (2,679)
$              (8,710)
$    90,091
Income from discontinued operations, net of tax
$                15
$                       15
$                 -
$                 -
$                  -
$                  -
$                       -
$            -
Net income
$      597,452
$                (6,159)
$        (8,059)
$      (11,959)
$       544,927
$          (2,679)
$              (8,710)
$    90,091
Basic  EPS
5.80
$
Diluted EPS
5.79
$
Net interest margin
4.54%
Tangible common book value per common share
41.75
$
Market value per common share
28.86
$
Q2 2015 *

GAAP Reconciliation Q1 2015
* Unaudited.
¹ Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
16
($ in thousands)
Actual
Results                   BPNA
(US GAAP)
Reorganization
Doral
Acquisition
Adjusted
Results
(Non-GAAP)
Net interest income
$       343,195
$
-
$                 -
$       343,195
Provision for loan losses –
non-covered loans
29,711
-
-
29,711
Provision for loan losses –
covered loans ¹
10,324
-
-
10,324
Net interest income after provision for loan losses
303,160
-
-
303,160
FDIC loss share income
4,139
-
-
4,139
Other non-interest income
111,096
-
1,121
109,975
Total non-interest income
$       115,235
$                      -
$           1,121
$       114,114
Personnel costs
116,458
-
2,432
114,026
Net occupancy expenses
21,709
-
643
21,066
Equipment expenses
13,411
-
-
13,411
Professional fees
75,528
-
6,997
68,531
Communications
6,176
-
-
6,176
Business promotion
10,813
-
-
10,813
Other real estate owned (OREO) expenses
23,069
-
-
23,069
Restructuring costs
10,753
10,753
-
-
Other operating expenses
34,425
-
-
34,425
Total operating expenses
$       312,342
$               10,753
$         10,072
$       291,517
Income from continuing operations before income tax
106,053
(10,753)
(8,951)
125,757
Income tax expense
32,568
-
(2,896)
35,464
Income from continuing operations
$         73,485
$             (10,753)
$          (6,055)
$         90,293
Income from discontinued operations, net of tax
$           1,341
$                  1,341
$                  -
$                  -
Net income
$         74,826
$                (9,412)
$          (6,055)
$         90,293
Basic and Diluted EPS
0.72
$
Net interest margin
4.57%
Tangible common book value per common share
36.33
$
Market value per common share
34.39
$
Q1 2015 *

Business Segments (GAAP)*
* Unaudited
¹ Non-fully taxable equivalent
17
($ in millions)
Financial Results
Q2 2015
Q1 2015
Variance
Q2 2015
Q1 2015
Variance
Net interest income
316
$
307
$
9
$
62
$
52
$
10
$
Non-interest income
126

103

23

6

6

-

Gross revenues
442

410

32

68

58

10

Provision for loan losses – non-covered loans
60

32

28

-

(2)

2

Provision for loan losses – covered loans
16

10

6

-

-

-

Total provision for loan losses
76

42

34

-

(2)

2

Operating expenses
293

240

53

51

56

(5)

Income tax  expense
17

37

(20)

(544)

1

(545)

Income (loss) from continuing operations
56
$
91
$
(35)
$
561
$
3
$
558
$
Income from discontinued operations, net of tax
-
$
-
$
-
$
-
$
1
$
(1)
$
Net income (loss)
56
$
91
$
(35)
$
561
$
4
$
557
$
($ in millions)
Balance Sheet Highlights
Q2 2015
Q1 2015
Variance
Q2 2015
Q1 2015
Variance
Total assets
29,669
$
28,804
$
865
$
7,459
$
6,718
$
741
$
Total loans
18,804

19,211

(407)

4,521

4,417

104

Total deposits
23,079

22,504

575

4,793

4,854

(61)

Asset Quality (including covered assets)
Q2 2015
Q1 2015
Variance
Q2 2015
Q1 2015
Variance
Non-performing loans held-in-portfolio / Total
loans
2.90%
3.42%
(0.52)%
0.76%
0.61%
0.15%
Non-performing assets / Total assets
2.59%
3.11%
(0.52)%
0.51%
0.59%
(0.08)%
Allowance for loan losses / Total loans
2.77%
2.90%
(0.13)%
0.66%
0.72%
(0.06)%
Net interest margin¹
4.92%
5.00%
-0.08%
4.03%
3.82%
0.21%
PR
US

Consolidated Credit Summary (Excluding Covered Loans)
1
Excluding provision for loan losses and net write-downs related to the assets sales
Note: Numbers may not add to total due to rounding.
18
$ in millions
Q2 15
Q1 15
Q4 14
Q3 14
Q2 14
Loans Held in Portfolio (HIP)
$22,435
$21,013
$19,404
$19,359
$19,635
Performing HFS
151

152

87

158

93

NPL HFS
51

8

19

20

4

Total Non Covered Loans
22,637
$
21,174
$
19,511
$
19,537
$
19,732
$
Non-performing loans (NPLs)
$576
$665
$631
$622
$640
Commercial
$190
$274
$260
$252
$278
Construction
$5
$13
$14
$19
$22
Legacy
$5
$2
$2
$6
$8
Mortgage
$331
$329
$305
$295
$286
Consumer
$42
$44
$47
$47
$43
Leases
$2
$3
$3
$3
$3
NPLs HIP to loans HIP
2.57%
3.16%
3.25%
3.21%
3.26%
Net charge-offs (NCOs)
$46
$36
$50
$40
$46
Commercial
$16
$4
$13
$0
$10
Construction
$2
($3)
($0)
($1)
($1)
Legacy
$0
($2)
($4)
$0
($1)
Mortgage
$11
$11
$12
$13
$10
Consumer
$17
$25
$28
$27
$26
Leases
$1
$1
$1
$1
$1
Write-downs
$31
($3)
$3
$32
$20
NCOs to average loans HIP
0.89%
1
0.72%
1
1.04%
1
0.83%
1
0.94%
Provision for loan losses (PLL)
$59
1
$30
1
$50
1
$56
1
$50
PLL to average loans HIP
1.06%
1
0.57%
1
1.02%
1
1.16%
1
1.02%
PLL to NCOs
1.28x
1
0.83x
1
0.99x
1
1.39x
1
1.08x
Allowance for loan losses (ALL)
$513
$516
$520
$522
$526
ALL to loans HIP
2.29%
2.46%
2.68%
2.69%
2.68%
ALL to NPLs HIP
89.02%
77.63%
82.30%
83.88%
82.26%

Popular, Inc. Credit Ratings
April
Moody’s placing
most of the PR banks
under review with
the possibility of
downgrades, due to
the state of the
Puerto Rico economy
December
Moody’s
downgraded
BPOP to B1;
outlook stable
January
Fitch raised to
BB-
from B+;
outlook stable
October
Moody’s
revised outlook
to negative
February
Moody's placed
BPOP on
review for
downgrade
May
Moody’s
downgraded
BPOP to B2;
outlook
negative
2012
2013
2014
2015
19
March
Moodys
placed
BPOP on review
for possible
upgrade due to a
change in their
bank rating
methodology
July
On 7/10 S&P
affirmed BPOP’s
rating while
maintaining a
negative outlook
February
S&P placed
BPOP on credit
watch negative
due to the
general
economic
environment in
Puerto Rico
May
Moodys, as part
of a recalibration
of their bank
rating model,
upgraded BPOP
from B2 to B1
with a stable
outlook
Our senior unsecured ratings have remained stable
Our senior unsecured ratings have remained stable
Moody’s
B1
Stable
Outlook
Fitch
BB-
Stable Outlook
S&P
B+
Negative

Investor Presentation Second Quarter 2015